UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 5, 2011 (May 4, 2011)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 4, 2011, Overstock.com, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1. Vote regarding the election of Ms. Allison H. Abraham, Mr. Samuel A. Mitchell and Ms. Stormy D. Simon as Class III members of the Board of Directors:

Name	For	Withheld/Abstain	Broker Non-Votes
Ms. Allison H. Abraham	18,176,292	74,948	2,567,583
Mr. Samuel A. Mitchell	18,182,743	68,497	2,567,583
Ms. Stormy D. Simon	18,070,007	181,233	2,567,583

Proposal No. 2.   Vote regarding ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

For	Against	Abstain
20,731,683	81,292	5,848

Proposal No. 3. Vote, on an advisory basis, on the compensation of the Company’s  named executive officers, as disclosed in the 2011 proxy statement pursuant to the SEC’s compensation disclosure rules:

For	Against	Abstain	Non Votes
18,184,794	54,388	12,058	2,567,583

Proposal No. 4. Vote, on an advisory basis, on the frequency of the advisory vote on executive compensation:

3 Years	2 Years	1 Year	Abstain	Non Votes
18,184,794	54,388	12,058	13,717	2,567,583

Item 8.01  Other Information

The Company has made available an audio recording via webcast as well as a full transcript of the Annual Meeting of Stockholders on the Company’s investor relations website: http://investors.overstock.com.  A copy of the transcript is attached hereto as Exhibit 99.1

The information in the Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of  1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01  Financial Statements and Exhibits

(d)         Exhibits.

The following exhibit is furnished with this report:

99.1 Transcript of the Annual Meeting of Stockholders held on May 4, 2011.

99.2 Press release issued May 5, 2011.

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.” In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on February 28, 2011 that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut
Stephen J. Chesnut
Senior Vice President, Finance and Risk Management
Date:	May 5, 2011